The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions
-Subsidiary Directors, Officers and Counsel

Cincinnati, February 1, 2016 - Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 29, 2016, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

Property Casualty Insurance - Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Promotion to Senior Vice President:
Theresa A. Hoffer - Corporate Accounting

Promotions to Vice President:
John A. Davis - Reinsurance Assumed
Michael K. Dockery - Information Security Office
Elizabeth E. Ertel, CPCU, AIM, API, AINS - Corporate Communications
James A. Faust - Reinsurance Assumed
Sean M. Givler, CIC, CRM - Sales & Marketing
Brent A. Hardesty III, CPCU, AIAF, CIA, CISA, PMP - Information Technology
James W.B. Hole - Reinsurance Assumed
Joseph W. Kinsey - Personal Lines
Michelle L. Kyle, CISA, PMP - Information Technology
Paul B. LeStourgeon, FCAS, MAAA, CFA, CERA - Reinsurance Assumed
Mark A. McBeath - Marketing
Claudio A. Ronzitti, Jr., Esq. - Reinsurance Assumed

Promotions to Assistant Vice President:
John L. Crow - Headquarters Claims
George A. Grossenbaugh, SCLA, CFE - Special Investigations
Constance S. Hennigan, CPCU, AIC, AIM, RPLU - Headquarters Claims
John C. Nutter, CPCU, AIC, AIM - Headquarters Claims
Kevin D. Oleckniche, CPCU, ARM, CSP - Loss Control

Promotions to Secretary:
Benedict P. Aten, CPCU, AIC, AIM - Field Claims
Peter J. Bond, AIC - Headquarters Claims
Martin G. Bruce, CPCU, AIM, ARe, ARM - Commercial Lines
Steven D. Dorr - Management Liability & Surety
Steven J. Fisher, CPCU, AIM, CIC - Target Markets
William J. Jansen - Premium Audit
Shawn P. Niehaus, CPCU, AIM, ARe - Commercial Lines
Wayne K. Pinney, CPCU - Machinery & Equipment Specialties
Brian T. Reisert, CPCU, AIM, AINS - Commercial Lines
Mark T. Rutherford, CPCU - Commercial Lines
Andrew M. Schnell, CPCU, CPA, AINS - Corporate Accounting
Kathryn L. Settle - Sales & Marketing
Nicholas D. Wright, AFSB - Management Liability & Surety

Promotions (New Appointments) to Assistant Secretary:
Kelly R. Chasteen - Internal Audit
Michael J. Cranney, CPCU, AIC, AIM - Field Claims
Roy H. Faglie, Jr., CPCU, AIC, AIM - Headquarters Claims
Denise L. Oppedisano, PMP - Information Technology
Benjamin L. Richards, CPCU, ARM - Commercial Lines
Scott R. Sanderson, CPCU, AIC - Headquarters Claims
Scott A. Schuler - Personal Lines
Bryan J. Sturdy, CPCU, CIC - Sales & Marketing
Rajesh C. Thurairatnam, FCAS - Predictive Analytics

Promotion (New Appointment) to Assistant Treasurer:
Christina A. Scherpenberg, CPCU, CPA, API, AINS - Corporate Accounting

Promotion to Corporate Counsel:
Claudio A. Ronzitti, Jr.*

Promotions to Senior Associate Counsel:
J. Richard Brown - Legal-Litigation
Neal J. Robinson - Legal-Litigation

Promotion (New Appointment) to Associate Counsel:
David J. Heinlein - Legal-Litigation

The Cincinnati Life Insurance Company:

Promotion to Senior Vice President:
Theresa A. Hoffer*

Promotions to Vice President:
Ann S. Binzer, ChFC, CLU, FALU, FLHC, FLMI - Life Claims
Michael K. Dockery*
Brent A. Hardesty III*
Michelle L. Kyle*

Promotion (New Appointment) to Assistant Secretary:
Denise L. Oppedisano*

Promotions to Senior Associate Counsel:
J. Richard Brown*
Neal J. Robinson*

Promotion (New Appointment) to Associate Counsel:
David J. Heinlein*

Property Casualty Insurance - Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company

Promotion (New Appointment) to Assistant Secretary:
John S. Larkins IV - CSU Underwriting

*Title as listed above

About Cincinnati Financial
Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                                6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                        Fairfield, Ohio 45014-5141